                               POWER OF ATTORNEY
            We, the undersigned directors and officers of Rockwell International Corporation (the Corporation), hereby severally constitute CHARLES H. HARFF, WILLIAM J. CALISE, JR. AND PETER R. KOLYER, and each of them, singly, our true and lawful attorneys with full power to them and each of them to sign for us, and in our names and in the capacities indicated below, Registration Statements and any and all amendments (including post-effective amendments) and supplements thereto for the purpose of registering under the Securities Act of 1933, as amended, (a) additional debt securities of the Corporation in an aggregate principal amount of up to $300,000,000 and (b) securities to be sold pursuant to (i) the Corporation's 1995 Long-Term Incentives Plan, (ii) the Corporation's Directors Stock Plan, (iii) the Allen-Bradley Employee Savings Plan for Salaried Employees, (iv) the Allen-Bradley Employee Savings Plan for Hourly Employees, (v) the Reliance Electric Company Savings and Investment Plan and (vi) the Electronics Productions Employees' Savings Plan.

      Signature                       Title                                                                Date
      ---------                       -----                                                                ----

/s/ DONALD R. BEALL                 Chairman of the Board and Chief Executive                         July 10, 1995
--------------------------------    Officer (principal executive officer) and Director
Donald R. Beall


/s/ LEW ALLEN, JR.                  Director                                                          July 10, 1995
--------------------------------
Lew Allen, Jr.


/s/ RICHARD M. BRESSLER             Director                                                          July 10, 1995
--------------------------------
Richard M. Bressler


/s/ John J. CREEDON                 Director                                                          July 10, 1995
--------------------------------
John J. Creedon


/s/ DON H. DAVIS                    Director                                                          July 10, 1995
--------------------------------
Don H. Davis


/s/ ROBIN CHANDLER DUKE             Director                                                          July 10, 1995
--------------------------------
Robin Chandler Duke


/s/ JUDITH L. ESTRIN                Director                                                          July 10, 1995
--------------------------------
Judith L. Estrin


/s/ WILLIAM H. GRAY, III            Director                                                          July 10, 1995
--------------------------------
William H. Gray, III


/s/ JAMES CLAYBURN LA FORCE, JR.    Director                                                          July 10, 1995
--------------------------------
James Clayburn La Force, Jr.


/s/ WILLIAM T. MCCORMICK, JR.       Director                                                          July 10, 1995
--------------------------------
William T. McCormick, Jr.


/s/ JOHN D. NICHOLS                 Director                                                          July 10, 1995
--------------------------------
John D. Nichols


/s/ BRUCE M. ROCKWELL               Director                                                          July 10, 1995
--------------------------------
Bruce M. Rockwell


/s/ WILLIAM S. SNEATH               Director                                                          July 10, 1995
--------------------------------
William S. Sneath


/s/ JOSEPH F. TOOT, JR.             Director                                                          July 10, 1995
--------------------------------
Joseph F. Toot, Jr.


/s/ W. MICHAEL BARNES               Senior Vice President, Finance & Planning and Chief               July 10, 1995
--------------------------------    Financial Officer (principal financial officer)
W. Michael Barnes


/s/ LAWRENCE J. KOMATZ              Vice President and Controller (principal accounting               July 10, 1995
-------------------------------     officer)
Lawrence J. Komatz
